UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

SQZ BIOTECHNOLOGIES COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39662	46-2431115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5515
Wayland, Massachusetts	01778
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 758-8672

200 Arsenal Yards Blvd

Suite 200

Watertown, Massachusetts 02472

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SQZB	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Asset Purchase Agreement

On December 21, 2023, SQZ Biotechnologies Company (the “Company” or “SQZ”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with STEMCELL Technologies Canada Acquisitions Inc., a British Columbia corporation (“STEMCELL”). Subject to the terms and conditions of the Purchase Agreement, at the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “Asset Purchase”), STEMCELL has agreed to purchase from the Company substantially all of the assets of the Company for an aggregate purchase price of $11,800,000 in cash to be paid at the Closing.

The Purchase Agreement contains customary representations, warranties and covenants of the parties, including covenants concerning the preservation of the Transferred Assets (as defined in the Purchase Agreement) by the Company prior to the Closing. The Company, on the one hand, and STEMCELL, on the other hand, have agreed to indemnify each other from and against losses the respective parties may incur arising out of breaches of the other party’s representations, warranties and covenants contained in the Purchase Agreement, and STEMCELL has agreed to indemnify the Company for losses relating to any Assumed Liabilities (as defined in the Purchase Agreement), and the Company has agreed to indemnify STEMCELL for losses relating to the Excluded Assets and the Excluded Liabilities (each as defined in the Purchase Agreement). All indemnification obligations of the parties under the Purchase Agreement are subject to specified survival limitations, including the termination of such obligations upon the Company’s filing of a certificate of dissolution with the Delaware Secretary of State and other customary exceptions and limitations. The indemnification obligations of the parties will not exceed $590,000, other than for the Company’s breach of its fundamental representations.

The Company has also agreed, for two years following the Closing, to be subject to certain non-competition restrictions related to the business of mechanically opening cells for the intracellular delivery of cargo.

The Closing is subject to customary closing conditions, including, among others, (i) obtaining approval of the Company’s stockholders by two-thirds of the voting power of the Company’s outstanding stock at a special meeting of the Company (the “Stockholder Approval”), (ii) the absence of any law or order prohibiting the consummation of the Asset Purchase, (iii) the accuracy of representations and warranties set forth in the Purchase Agreement (subject to customary bringdown qualifiers) and material compliance with covenants set forth in the Purchase Agreement and (iv) certain other conditions contained therein. The Company expects the Closing to occur prior to April 30, 2024.

The Company and STEMCELL are permitted under certain circumstances to terminate the Purchase Agreement, including in the event that (i) the Closing has not occurred by April 30, 2024, (ii) a government entity having competent jurisdiction over the business of the Company has permanently enjoined or prohibited the consummation of the Asset Purchase, (iii) the Stockholder Approval has not been obtained, or (iv) if the other party to the Purchase Agreement has materially breached any representation, warranty, covenant or other agreement such that the closing conditions relating to either the accuracy of representations or the satisfaction of covenants by the other party are not met and cannot be cured as provided in the Purchase Agreement. Further, the Company may terminate the Purchase Agreement in the event the Company’s board of directors (the “Board”) authorizes the Company to enter into an alternative transaction with respect to a Superior Proposal (as defined in the Purchase Agreement), and STEMCELL may terminate the Purchase Agreement in the event the Board changes its recommendation to the stockholders of the Company to vote in favor of the Asset Purchase. Additionally, SQZ must pay to STEMCELL a termination fee in the amount of $360,000 in the event (i) SQZ terminates the Purchase Agreement if the Board authorizes SQZ to enter into an alternative transaction with respect to a superior proposal or (ii) STEMCELL terminates the Purchase Agreement upon the Board’s change of recommendation that the Purchase Agreement and the Asset Purchase be approved by the Company’s stockholders.

In connection with the Purchase Agreement and the Asset Purchase, and as previously disclosed in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 8, 2023, the Company plans to continue its wind down of operations and prepare a plan of dissolution, which would include the use of any available net proceeds from the Asset Purchase to discharge its liabilities and outstanding obligations as well as administrative and professional fees related to the dissolution, with the remainder, if any, to be distributed to stockholders.

The Purchase Agreement has been included as an exhibit hereto solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement as of the dates specified therein and solely for the benefit of the parties to the Purchase Agreement. In addition, the representations, warranties and covenants contained in the Purchase Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including, the Company’s representations, warranties and covenants being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk amongst the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company and its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the Purchase Agreement and the Asset Purchase does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Stockholder Approval

The Purchase Agreement and the Asset Purchase are subject to the Stockholder Approval. The Company intends to file a proxy statement with respect to a special meeting of the Company’s stockholders, at which meeting the Company’s stockholders will be asked to, among other items, consider and approve the Purchase Agreement and the Asset Purchase, and if approved by the Board, the dissolution.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving SQZ and STEMCELL. A meeting of the stockholders of SQZ will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. SQZ expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of SQZ and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF SQZ ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SQZ AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by SQZ with the SEC at the SEC’s website at www.sec.gov.

Participants in the Solicitation

SQZ and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of SQZ’s stockholders in connection with the proposed transaction will be set forth in SQZ’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by SQZ’s stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022. You may also find additional information about SQZ’s directors and executive officers in SQZ’s Definitive Proxy Statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 26, 2023 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Second Amendment to MIT License Agreement

On December 21, 2023, the Company entered into a Second Amendment to the Amended and Restated Exclusive Patent License Agreement (the “Amendment”) with Massachusetts Institute of Technology (“MIT”), which amended the Amended and Restated Exclusive Patent License Agreement, dated as of December 2, 2015, as amended on May 17, 2022, by and between the Company and MIT (collectively, with the Amendment, the “License Agreement”).

The Amendment was entered into in anticipation of the assignment of the License Agreement to STEMCELL in connection with the Asset Purchase discussed above, and will be effective upon the Closing of the Purchase Agreement, subject to the execution by STEMCELL of an assignment and assumption agreement in substantially the form attached to the Amendment. If these conditions are not met by April 30, 2024, then the Amendment shall terminate and will be considered null and void.

The Amendment, among other things, (i) modifies certain definitions and terms related to payment, indemnification, and running royalties (ii) requires the Company to develop and bring to market certain Licensed Products or Licensed Processes (each as defined in the License Agreement), (iii) removes certain clinical milestones, and (iv) requires that the Company engage in certain development and commercialization activities using a Licensed Product or Licensed Process and manufactured under cGMP (as defined in the License Agreement). In addition, under the Amendment, MIT waives and releases STEMCELL from any and all (i) financial obligations owed by the Company to MIT under the License Agreement, and (ii) certain additional obligations owed by the Company to MIT under the License Agreement, in each case, that arise on or before the Closing.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words “expects”, “will” or similar expressions. In addition, expressions of our strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references to: the risk that the Asset Purchase may not be completed in a timely manner or at all, which may adversely affect the price of the securities of SQZ; the failure to satisfy the conditions to the consummation of the Asset Purchase, including the adoption of the Purchase Agreement by the stockholders of SQZ; the failure to satisfy the conditions to the consummation of the Amendment, including the Closing of the Purchase Agreement and execution of the assignment and assumption agreement; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; the effect of the announcement or pendency of the Asset Purchase on SQZ’s business relationships, performance, and business generally; the amount of costs, fees and expenses related to the Asset Purchase; and the outcome of any legal proceedings related to the Asset Purchase that may be instituted against SQZ and STEMCELL following the announcement of the proposed Asset Purchase. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with timing of the consummation of the Asset Purchase; the possibility that any or all of the conditions to the consummation of the Asset Purchase may not be satisfied or waived, including failure to receive the required stockholder approval; the effect of the announcement or pendency of the Asset Purchase on the Company’s relationships with suppliers and other business partners; and risks relating to potential diversion of management attention away from the Company’s ongoing business operations. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond our control. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Investors are referred to the full discussion of risks and uncertainties, including under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Asset Purchase Agreement, dated December 21, 2023, by and between SQZ Biotechnologies Company and STEMCELL Technologies Canada Acquisitions Inc.

10.1*†	Second Amendment to Amended and Restated Exclusive Patent License Agreement, dated December 21, 2023, by and between SQZ Biotechnologies Company and Massachusetts Institute of Technology.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to provide a copy of all omitted exhibits and schedules to the SEC upon its request.

*

Portions of the exhibit, marked by brackets, have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv) because the omitted information (i) is not material and (ii) is treated as confidential by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQZ BIOTECHNOLOGIES COMPANY

Date: December 22, 2023	By:	/s/ Lawrence Knopf
Lawrence Knopf General Counsel